EATON VANCE FLOATING-RATE INCOME TRUST

Supplement to Prospectus dated September 27, 2018

EATON VANCE SENIOR INCOME TRUST

Supplement to Prospectus dated October 24, 2018

EATON VANCE SENIOR FLOATING-RATE TRUST

Supplement to Prospectus dated February 14, 2019

Effective March 1, 2019, Andrew N. Sveen will join the portfolio management teams of Eaton Vance Floating-Rate Income Trust, Eaton Vance Senior Floating-Rate Trust and Eaton Vance Senior Income Trust. Mr. Sveen has been employed by Eaton Vance for more than five years and also manages other Eaton Vance floating-rate loan funds and/or portfolios.

February 25, 2019	2.25.19